[***] Exhibit 10.1

Certain identified information has been excluded from the exhibit because it both (i) is not material and (ii) is the type that the company treats as private or confidential.

[***]

[***]

_________________________________________________________________________________________
Judgment Preservation Insurance Policy [***]

[***]

DECLARATIONS
[***]

[***]

[***]

_________________________________________________________________________________________

Item 1.    Named Insured: Appian Corporation

Mailing Address: 7950 Jones Branch Drive, Tysons, VA 22102

Email Addresses: [***]

[***]

Item 2. Insurers		[***]
Item 3.	Policy Terms and Conditions	The scope and terms of the coverage provided under this Policy is provided in detail in the Terms and Conditions.
Item 4.	Policy Period	From [***], but expiration of the Policy shall not affect the coverage provided therein (i.e., a notice of Claim will be deemed served upon the Insurers on the Inception Date).
Item 5.	Limit of Liability	[***]
Item 6.	Premium	[***]
Item 7.	Brokerage Commission	None. The Premium is net of commission.
Item 8.	Notices	[***]
Item 9.	Retention	$1,536,860,045.

[***]

Item 10.	Broker of Record	Aon Risk Services Northeast, Inc. [***]
Item 11.	Endorsements	A.[***]
Item 12.	Exhibits	A.[***]

These Declarations, the Policy Terms and Conditions, and any Endorsements, Exhibits, and
Appendices attached hereto shall constitute the insurance policy (the “Policy”).

By:

Date:

Authorized Representative on behalf of [**}

[***]

TERMS AND CONDITIONS
(the “Policy Terms and Conditions”)

In consideration of, and subject to, the payment of the Premium and in reliance on all statements made by the Insured [***], and subject to the terms, conditions, and exclusions of this Policy, the Insurers and the Insured agree as follows:

1.INSURING AGREEMENT
1.1Subject to the terms and conditions of the Policy, the Insurers shall pay the Insured any Insured Loss resulting from a Final Judgment up to the Limit of Liability.
1.2[***].

2.DEFINITIONS AND INTERPRETATION
2.1DEFINITIONS

[***]	[***].
Business Day	Any day other than Saturday, Sunday, or a public or bank holiday observed in the State of New York.
Claim	The Insured’s claim for coverage under this Policy for an Insured Loss.
Designated Loss Payee	A person or entity as may be designated by the Insured in accordance with the provisions of Clause 10.3 of the Policy.
[***]	[***].
Final Judgment
A final, non-appealable judgment in the Underlying Lawsuit after the exhaustion of all remand proceedings and/or appeals to which there is a non-frivolous basis to reduce or mitigate an Insured Loss, or after leave to appeal has been refused. For the avoidance of doubt, it is expressly acknowledged that this Policy does not cover settlements, stipulations, defaults, or a failure to appeal, prosecute, and/or defend the Underlying Lawsuit.

Inception Date	As provided in Item 4 of the Declarations.
Insured	Appian Corporation.
Insured Loss
The amount by which the Final Judgment results in the Insured being awarded less than $2,036,860,045 in total recovery inclusive of damages, pre- and post-judgment interest, costs, and attorneys’ fees. For the avoidance of doubt, this Policy does not cover any legal costs or expenses incurred by the Insured in connection with the investigation, settlement, defense, prosecution, or appeal of the
Underlying Lawsuit.

[***]

[***]	[***]
Legal Counsel	Patterson Belknap Webb & Tyler LLP and McGuireWoods LLP.
[***]	[***]
Policy	This Judgment Preservation Insurance Policy, including the Terms and Conditions, including the Declarations, Exhibits, Endorsements, and Appendices attached hereto.
Policy Period
The period stated in Item 4 of the Declaration, both dates inclusive, but expiration of the Policy Period shall not affect coverage for the Claim (i.e., a notice of Claim will be deemed served and accepted by the Insurers on the Inception Date).

[***]	[***].
[***]	[***].
[***]	[***].
Retention	The amount identified in Item 9 of the Declarations.
Underlying Lawsuit	Appian Corp. v. Pegasystems, Inc., Case No. 2020-7216 (Circuit Court for Fairfax County), on appeal to the Court of Appeals of Virginia, and any subsequent appeal, review, or remand of the same.
Underwriting Representative	[***]

2.2The Declarations are a summary of the coverage provided by the Policy Terms and Conditions attached. If there is any inconsistency between the Declarations and the Policy Terms and Conditions, the terms of the Policy Terms and Conditions shall control.
2.3[***].
2.4[***]
2.5[***].

3.[***]
3.1[***]

3.2[***].

[***]

3.3[***].
3.4[***].
3.5[***].

4.[***]
4.1[***].
4.2[***].
4.3[***].

5.[***]
5.1[***]:
(a)[***];
(b)[***]; and
(c)[***].
5.2[***]:
(a)[***];
(b)[***];
(c)[***];
(d)[***];
(e)[***];
(f)[***];
(g)[***];
(h)[***]; and
(i)[***].
5.3[***].
5.4[***].
5.5[***].
5.6[***].

6.LIMIT OF LIABILITY AND RETENTION
6.1The Insured acknowledges that the Policy only provides coverage for Insured Loss in excess of the
Retention.
6.2The Limit of Liability is the aggregate limit of the Insurers’ liability for all payments made by the
Insurers in connection with this Policy for all Insured Loss.
6.3[***].

7.[***]
7.1[***]:
(a)[***]; or

[***]
(b)[***].
7.2[***].

8.CLAIMS
8.1[***].
8.2[***].
8.3[***]:
(a)[***]; or
(b)[***].
8.4[***].
8.5In respect of any Insured Loss, the Insurers shall pay the Insured an amount equal to the relevant Insured Loss covered by this Policy within thirty (30) Business Days of the sooner of (i) making any determination [***] that the claimed Insured Loss in whole or in part is covered by the Policy or (ii) being found liable to pay such Insured Loss by an arbitration tribunal of competent jurisdiction.
8.6[***].

9.OTHER INSURANCE
9.1This Policy is primary coverage for an Insured Loss.

10.[***] LOSS PAYEE COVERAGE/ASSIGNMENT
10.1[***].
10.2Provided there is no increase in liability of the Insurers, this Policy and the Insured’s rights, interests, and benefits in, to, and under the proceeds of this Policy may be freely assigned by the Insured to
(1) an affiliate of the Insured or (2) a subsequent purchaser (whether through a merger, acquisition, reorganization or otherwise) of either (a) the Insured or (b) all or substantially all of the assets of the Insured [***].
10.3This Policy may also be assigned as collateral to a Designated Loss Payee [***].
10.4[***].

11.AMENDMENT AND WAIVER
11.1No term of this Policy may be amended or waived without a prior written endorsement signed by the Insurers and the Insured.

12.COUNTERPARTS

12.1This Policy may be executed (including digital signatures) in any number of counterparts. Each of the executed counterparts, when exchanged and delivered, shall be deemed to be an original but, taken together, shall constitute one agreement. This Policy shall not come into effect until it has been executed by the Insurers and the Insured.

13.INVALIDITY
13.1If any provision of this Policy is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of any other provision shall not be affected or impaired in any way.

14.ENTIRE AGREEMENT
14.1This Policy constitutes the entire agreement between the Insurers and the Insured concerning the subject matter of this Policy and supersedes any and all other agreements, oral or written, between the Insurers and the Insured relating to the subject matter of this Policy. Nothing in this

[***]
Clause shall exclude or limit any liability or any right which any party may have in respect of any statements made fraudulently or dishonestly prior to the date of this Policy.

15.CONFIDENTIALITY
15.1[***].
15.2[***].

16.SANCTION LIMITATION
16.1The Insurers shall not be deemed to provide cover and the Insurers shall not be liable to pay any Insured Loss or provide any benefit hereunder to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose the Insurers to any sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America.
17.ARBITRATION AND CHOICE OF LAW
17.1[***].
17.2The Insurers and Insured agree that:
(a)All disputes arising out of or relating to this Policy shall be resolved confidentially by an arbitration in New York, NY conducted pursuant to the JAMS ADR Commercial Arbitration Rules and Procedures then in effect.
(b)The Insured and the Insurers each agree to submit to personal jurisdiction in New York City in connection with the arbitration and that the City of New York, State of New York, shall be the forum of any arbitration proceeding. Judgment may be entered upon the arbitration award in any court of competent jurisdiction.
(c)[***]
(d)[***];
(e)[***];
(f)[***]; and
(g)[***].

[***]

Endorsement 1
TERRORISM ENDORSEMENT TERRORISM RISK INSURANCE ACT
CONFIRMATION OF ACCEPTANCE OF CERTIFIED ACTS OF TERRORISM

THIS NOTICE DOES NOT FORM A PART OF THE POLICY, GRANT ANY COVERAGE OR CHANGE THE TERMS AND CONDITIONS OF ANY COVERAGE UNDER THE POLICY.
As used herein, 1) “we” means the insurer listed on the Declarations or the Certificate of Insurance, as applicable; and 2) “you” means the first person or entity named on the Declarations or the Certificate of Insurance, as applicable.
You are hereby notified that under the Terrorism Risk Insurance Act, as extended and reauthorized (“Act”), you have a right to purchase insurance coverage of losses arising out of acts of terrorism, as defined in Section 102(1) of the Act, subject to all applicable Policy provisions. The Terrorism Risk Insurance Act established a federal program within the Department of the Treasury, under which the federal government shares, with the insurance industry, the risk of loss from future terrorist attacks.
This Notice is designed to alert you to coverage restrictions and to certain terrorism provisions in the Policy. If there is any conflict between this Notice and the Policy (including its endorsements), the provisions of the Policy (including its endorsements) apply.
CHANGE IN THE DEFINITION OF A CERTIFIED ACT OF TERRORISM
The Act applies when the Secretary of the Treasury certifies that an event meets the definition of an act of terrorism. Originally, the Act provided that to be certified, an act of terrorism must cause losses of at least five million dollars and must have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest to coerce the government or population of the United States. However, the 2007 re-authorization of the Act removed the requirement that the act of terrorism must be committed by or on behalf of a foreign interest, and now certified acts of terrorism may encompass, for example, a terrorist act committed against the United States government by a United States citizen, when the act is determined by the federal government to be “a certified act of terrorism.”
In accordance with the Act, we are required to offer you the ability to purchase coverage for losses resulting from an act of terrorism that is certified under the federal program. The other provisions of this Policy, including nuclear, war or military action exclusions, will still apply to such an act.
DISCLOSURE OF FEDERAL PARTICIPATION IN PAYMENT OF TERRORISM LOSSES
The Department of the Treasury will pay a share of terrorism losses insured under the federal program. In 2015, the federal share equals 85% of that portion of the amount of such insured losses that exceeds the applicable insurer retention and shall decrease by 1 percentage point per calendar year until equal to 80%.
LIMITATION ON PAYMENT OF TERRORISM LOSSES
If aggregate insured losses attributable to terrorist acts certified under the Terrorism Risk Insurance Act exceed $100 billion in a calendar year (January 1 through December 31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.
Further, this coverage is subject to a limit on our liability pursuant to the federal law where, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a calendar year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion. In such case, insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

CONFIRMATION OF ACCEPTANCE OF COVERAGE
In accordance with the Act, we offered you coverage for losses resulting from an act of terrorism that is certified under the federal program. This notice confirms that you have chosen to accept our offer of

[***]
coverage for certified acts of terrorism. The Policy’s other provisions, including nuclear, war or military action exclusions, will still apply to such an act. The premium charge for terrorism coverage, if any, is shown separately on the Declarations or the Certificate of Insurance, as applicable.

[***]

Endorsement 2
Master Policy Number: [***]    Effective Date: [***]
Insured: Appian Corporation

OFAC COMPLIANCE NOTICE

Payment of any Insured Loss under this Policy shall only be made in full compliance with all United States of America economic or trade sanction laws or regulations, including, but not limited to, sanctions, laws and regulations administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”).

[***]

EXHIBIT A
[***]

[***]

Appendix 1
[***]

[***]

[***]

Exhibit B
[***]

[***]

Exhibit C
[***]

[***]

EXHIBIT D
[***]

[***]

FORM OF EXCESS JUDGMENT PRESERVATION INSURANCE POLICY

EXCESS JUDGMENT PRESERVATION INSURANCE POLICY [***]

DECLARATIONS

ITEM 1:    NAMED INSURED:

         Appian Corporation

    ADDRESS:

         7950 Jones Branch Drive
         Tysons, VA 22102

    EMAIL ADDRESS:

         [***]

ITEM 2:     POLICY PERIOD: From: [***], 2023 (the “Inception Date”)
To: [***], but expiration of the Policy shall not affect the coverage provided therein (i.e., a notice of Claim will be deemed served upon the Insurers on the Inception Date).

ITEM 3:     LIMIT OF LIABILITY: [***]
ITEM 4:        EXCESS OF TOTAL UNDERLYING LIMITS OF: [***]

ITEM 5:    PRIMARY POLICY: See Schedule A

ITEM 6:    PREMIUM: [***]

ITEM 7:    CONTACT INFORMATION OF INSURER(S) FOR ALL NOTICES UNDER THIS POLICY: See Schedule B
ITEM 8:     INSURER PARTICIPATION: See Schedule C

The INSURER(S) hereby causes this policy to be signed on the Declarations page by a duly authorized representative of the INSURER(S).

    [***]

By: __________________________

Date: ________________________

Authorized Representative on behalf of

EXCESS JUDGMENT PRESERVATION INSURANCE POLICY

THIS POLICY PROVIDES COVERAGE IN ACCORDANCE WITH ITS TERMS AND CONDITIONS SOLELY WITH RESPECT TO INSURED LOSS RESULTING FROM A FINAL JUDGMENT. IT DOES NOT PROVIDE FOR A DUTY TO DEFEND BY THE INSURERS AND DOES NOT COVER LITIGATION COSTS OR SETTLEMENTS. PLEASE READ THE ENTIRE POLICY CAREFULLY.

All bolded terms in this Policy shall have the meanings set forth in Section II below, or if such term is not defined in Section II, then as set forth in the Primary Policy.

In consideration of the payment of the premium, the Insurers specified in Schedule C of this Policy (“Insurer(s)”) and the Insureds agree as follows:

I.INSURING AGREEMENT

[***]

This Policy provides excess coverage for Insured Loss after exhaustion of the Underlying Limit. Except as otherwise provided in this Policy, coverage under this Policy shall follow form to, and apply in conformance with, the provisions of the Primary Policy. [REDACTED ***].
II.DEFINITIONS
Whether used in the singular or plural, the following terms shall have the meanings specified below:
A.“Claim” shall have the same meaning specified for such term in the Primary Policy.
B.“Insured Loss” shall have the same meaning as specified in the Primary Policy.
C.“Insureds” means the entity(ies) specified in Item 1 of the Declarations.

D.“Primary Policy” is the policy identified in Item 5 of the Declarations, attached hereto as Schedule A.
E.“Underlying Insurance” means the Primary Policy.

F.“Underlying Lawsuit” shall have the same meaning as specified in the Primary Policy.
G.“Underlying Limit” means $[***], consisting of the Underlying Insurance.

III.LIMIT OF LIABILITY
The Limit of Liability specified in Item 3 of the Declarations, subject to the Insurer Participation specified in Item 8 of the Declarations, is the maximum aggregate amount that the Insurers shall pay under this Policy for all Insured Loss.
IV.CLAIM PARTICIPATION
[***]
V.ARBITRATION AND CHOICE OF LAW
The construction, validity and performance of this Policy, and the resolution of any disputes which may arise under or in connection with this Policy, shall be determined as set forth in Clause 17 of the Primary Policy, including as to service of process, which shall be made to the Insurers at their respective address as set forth in Item 7 of the Declarations.
VI.MAINTENANCE OF UNDERLYING INSURANCE
All Underlying Insurance shall be maintained in full effect in accordance with the terms and conditions set forth in the Primary Policy. Failure to maintain any Underlying Insurance in accordance with such terms shall: (i) result in the Insureds becoming self-insured for that portion of the limit of liability of any such Underlying Insurance; and (ii) not relieve the Insurers of any obligation under this Policy.
VII.CHANGES
Subject to the Primary Policy, this Policy shall not be changed or assigned in any manner except by written agreement of the Insurers.

[***]
SCHEDULE A – PRIMARY POLICY

[***]
SCHEDULE B - CONTACT INFORMATION OF INSURER(S) FOR ALL NOTICES UNDER THIS POLICY

A. CLAIMS                             Via e-mail to:

B. ALL OTHER NOTICES MAY BE DIRECTED VIA E-MAIL TO THE APPLICABLE UNDERWRITER(S) OF
    THE INSURER(S):

[***]
SCHEDULE C – INSURER PARTICIPATION

Insurers	Quota Share Layer Amount	Quota Share Percentage	Policy No.
A. B. C.	A.$___ part of $[***] excess of $[***] B.$___ part of $[***] excess of $[***] C.$___ part of $[***] excess of $[***]	[] [] []	[] [] []